United States
                   Securities and Exchange Commission
                         Washington, D.C. 20549

                                FORM 8-K

                             Current Report
                 Pursuant to Section 13 or 14(d) of the
                  Securities and Exchange Act of 1934

                             March 27, 2003
            Date of Report (Date of earliest event reported)

                                0-31245
                         Commission File Number

                      KAW ACQUISITION CORPORATION
         (Exact name of registrant as specified in its charter)

                                 Nevada
     (State or other jurisdiction of incorporation or organization)

                               91-2048013
                (I.R.S. Employer Identification Number)

                         963 Valley View Drive
                       Meadowbrook PA 19046-1317
          (Address of Principal Executive Offices) (Zip Code)

                             (918) 336-1773
          (Registrant's telephone number, including area code)

  ITEM 4.        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  On January 17, 2003, Kaw Acquisition Corporation (the "Registrant") notified the accounting firm of Magee, Rausch & Shelton, LLP, of Tulsa, Oklahoma ("MRS") that MRS had been replaced as the Registrant's principal accountant. MRS reported on and audited the financial statements prepared by the Registrant for the period since inception (May 3, 2000) and ending July 15, 2000.

  On October 25, 2002, the Registrant engaged the accounting firm of James J. Taylor ("JJT") of New Braunfels, Texas, as its principal accountant to audit the financial statements prepared by the Registrant for the current fiscal year and for its past filings. The decision to change accountants was recommended by the Company's Board of Directors and was based on the recommendation of Special Counsel to the Registrant to change as JJT would be more accessible in the State of Texas to potential merger candidates.

  The financial statements reviewed as of July 15, 2000 and reported by MRS did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, during he Registrant's two most recent fiscal years and any subsequent interim period preceding MRS' dismissal, there were no disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. A copy of this disclosure has been provided to MRS.
   A copy of MRS' letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant contained in this Item 4 is attached to this Report as an exhibit.

  ITEM 5.        OTHER EVENTS

  The Board of Directors recommended to the Registrant shareholders, and on September 30, 2002, the shareholders of the Registrant approved, a Resolution to amend the Registrant's
  Articles of Incorporation to:

  - - create a Class A Common Stock from the authorized capital stock consisting of 12,000,000 shares with a par value of $0.001 per share,

  - - create a Class B Common Stock from the authorized capital stock consisting of 88,000,000 shares with a par value of $0.001 per share, and

  - - add a preferred stock class for 20.0 million additional authorized shares.

  Reason for designating Class A and Class B Common Shares

  Designating a Class A Common Stock consisting of 12,000,000 shares with par value of $0.001 per share and with a voting power equal to 20 votes per share will allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

  - -    acquisitions and mergers,

  - - financing transactions to improve our financial and business position,

  - -    stock splits or stock dividends,

  - -    recruiting employees and executives, and

  - -    other proper business purposes.

  Automatic conversion will occur without further action into equivalent shares of Class B Common Stock as follows:

  - - upon the effective date of a registration statement filed under the Securities Act of 1933, as amended

         - -     by a nationally recognized underwriter on

          - -    New York Stock Exchange

          - -    American Stock Exchange

          - -    Nasdaq National Market

         - - aggregate proceeds from offering is the greater of the original issue price of Preferred Stock issued by Registrant multiplied by 1.5 and gross cash proceeds to Registrant are at least $5,000,000.

  If the Class A Common Shares have been designated and their voting and conversion rights established, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders meetings. The Board, however, may issue additional shares of Class A Common Stock without action on the part of the shareholders only if action is permissible under Nevada law, and only if the rules of any exchange on which the Common Stock is then listed permit those issuances. There are no additional costs or expenses due to the State of Nevada, where we are incorporated, as a result of the increase in authorized shares, other than the nominal costs associated with the filing of the Articles of Amendment.

  The Class A Common Shares may be used by a minority of shareholders to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of us. We are not currently aware of any effort to obtain control of us and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Class A Common Stock would dilute our current shareholders' interest in us.

  Reason for adding preferred stock:

  Adding preferred shares will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

  - -    paying existing creditors,

  - - financing transactions to improve our financial and business position,

  - -    stock splits or stock dividends,

  - -    acquisitions and mergers,

  - -    recruiting employees and executives,

  - -    employee benefit plans, and

  - -    other proper business purposes.

  If preferred shares are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders meetings. The Board, however, may issue additional shares of Preferred Stock without action on the part of the shareholders only if the action is permissible under Nevada law, and only if the rules of any exchange on which the Common Stock is then listed permit those issuances. There are no additional costs or expenses due to the State of Nevada, where we are incorporated, as a result of the increase in authorized shares, other than the nominal costs associated with the filing of the Articles of Amendment to our Articles of Incorporation.

  The additional authorized shares of Preferred Stock may be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of us. We are not currently aware of any effort to obtain control of us and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Preferred Stock would dilute our current shareholders' interest in us.

  ITEM 7.        Financial Statements, Pro Forma Financial
                 Statements and Exhibits

  (a)    Not applicable

  (b)    Not applicable

  (c)    Exhibits
         3.1        Articles of Incorporation (1)
         3.1.1      Articles of Amendment to Articles of
                    Incorporation dated September 30, 2002. (2)
         3.2        Bylaws (1)
         3.3        Specimen Stock Certificate (1)
         10.1       Agreement with Peter Goss (1)
         10.2       Shareholders Agreement (1)
         99.1       MRS' letter to the Securities and Exchange
                    Commission (2)

         (1) Filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

         (2)     Filed as an Exhibit to this Form 8-K.


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated:   March 27, 2003

                        KAW ACQUISITION CORPORATION

                     By:        /s/   Peter R. Goss


                        Peter R. Goss
                        President


  Magee Rausch & Shelton, LLP
  Certified Public Accountants
  Members American Institute of Certified Public Accountants
  Private Companies Practice Section and S.E.C. Practice Section


  January 17, 2003


  Securities and Exchange Commission
  Washington, D.C. 20549

  Ladies and Gentlemen,

  We were previously principal accountants for Kaw Acquisition Corporation and, under the date of July 25, 2000, we reported on the financial statements of Kaw Acquisition Corporation for the period May 3, 2000 (inception) to July 15, 2000. On January 17, 2003, our appointment as principal accountants was terminated. We have read Kaw Acquisition Corporation's statements included under Item 4 of its draft Form 8-K dated January 17, 2003, to be filed in the near future, and we agree with such statements.

  Sincerely,


  /s/   Magee, Rausch & Shelton, LLP
  Magee, Rausch & Shelton, LLP